EXHIBIT 32.1

CERTIFICATION OF RICHARD J. KING

PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Invesco Mortgage Capital Inc.’s (the “Company”) Quarterly Report on Form 10-Q for the period ended September 30, 2011 (the “Report”), I, Richard J. King, do hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 4, 2011

/s/ Richard J. King
Richard J. King President and Chief Executive Officer